SUBSIDIARIES OF THE PE CORPORATION

                                   EXHIBIT 21
                              LIST OF SUBSIDIARIES

                                                                   State or Jurisdiction
 Name                                                         of Incorporation or Organization
 ----                                                         --------------------------------
PE Overseas Corporation                                                 (New York, USA)
     PE Biosystems Pty Limited                                          (Australia)
     PE (Canada) Limited                                                (Canada)
          PE Sciex*                                                     (Canada)
     PE Taiwan Corporation                                              (Delaware, USA)
     PE Biosystems (Thailand) Limited                                   (Thailand)
     PE AG                                                              (Switzerland)
     PE Biosystems Japan, Ltd.                                          (Japan)
     PE France S.A.                                                     (France)
     Perkin-Elmer (Sweden) AB                                           (Sweden)
          Perkin-Elmer AB                                               (Sweden)
                 Perkin-Elmer  OY                                       (Finland)
     PE Holding BV                                                      (The Netherlands)
          PE Holdings Limited                                           (UK)
              Perkin-Elmer (UK) Pension Trustees Limited                (UK)
              Perkin-Elmer Limited                                      (UK)
                   Spartan Ltd.                                         (Channel Isles)
                       Listronagh Company                               (Ireland)
              Applied Biosystems Ltd.                                   (UK)
          Perkin-Elmer BV                                               (The Netherlands)
              Perkin-Elmer Europe BV                                    (The Netherlands)
          Perkin-Elmer Belgium NV                                       (Belgium)
          PE Czech Republic s.r.o                                       (Czech Republic)
          PE Hungary Kft                                                (Hungary)
          PE Genscope GmbH                                              (Switzerland)
              Perkin-Elmer GenScope Belgium BVBA                        (Belgium)
     Perkin-Elmer Instruments Asia Pte. Ltd.                            (Singapore)
          Perkin-Elmer Instruments (Malaysia) SDN. BHD.                 (Malaysia)
     Perkin-Elmer Holding GmbH                                          (Germany)
          Perkin-Elmer South Africa (PTY) Limited                       (South Africa)
          Bodenseewerk Perkin-Elmer GmbH                                (Germany)
          Perkin-Elmer GmbH                                             (Austria)
    Perkin-Elmer Hong Kong, Ltd.                                        (Hong Kong)
    Perkin-Elmer Analytical and Biochemical
       Instruments (Beijing) Co., Ltd.                                  (China)
    PE do Brasil Ltda.                                                  (Brazil)




                       SUBSIDIARIES OF THE PE CORPORATION

                                   EXHIBIT 21
                              LIST OF SUBSIDIARIES



                                                                   State or Jurisdiction
 Name                                                         of Incorporation or Organization
 ----                                                         --------------------------------
PE International, Inc.                                                  (Delaware, USA)
PE Korea Corporation                                                    (Delaware, USA)
PE de Mexico SA                                                         (Mexico)
Perkin-Elmer Overseas Ltd.                                              (Cayman Islands)
PECO Insurance Company Limited                                          (Bermuda)
PE China, Inc.                                                          (Delaware, USA)
Perkin-Elmer FSC, Inc.                                                  (U.S.Virgin Islands)
PE Biosystems Hispania  SA                                              (Spain)
Hitachi Perkin-Elmer, Ltd. (Inactive)**                                 (Japan)
Tropix, Inc.                                                            (Delaware, USA)
GenScope, Inc.                                                          (Delaware, USA)
PE AgGen, Inc.                                                          (Utah, USA)
Applied Biosystems GmbH                                                 (Germany)
PerSeptive Biosystems, Inc.                                             (Delaware, USA)
     PerSeptive Biosystems GmbH                                         (Germany)
     Nihon PerSeptive KK                                                (Japan)
     PerSeptive International Holdings                                  (Delaware, USA)
         PerSeptive Biosystems (France) Ltd.                            (Delaware, USA)
         PerSeptive Biosystems (UK) Ltd.                                (UK)
      PerSeptive Biosystems (Canada) Ltd.                               (Canada)
      PerSeptive Technologies II Corporation                            (Delaware, USA)
GC Biotechnologies LLC+                                                 (Delaware, USA)
Agrogene S.A.**                                                         (France)



--------------------------------
Note: Persons directly owned by subsidiaries of PE Corporation are indented and listed below their immediate parent.

*  50% ownership
** 49% ownership
+  47.5% ownership